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                                                                   EXHIBIT 10.19

                          THE BANK OF GLOUCESTER COUNTY
                           LOAN MODIFICATION AGREEMENT
                              K-TRON AMERICA, INC.

Date:   June 21, 2000                                Loan #6039359-6600
Original Amount: $5,000,000.00                       Maturity Date: July 3, 2002

        WHEREAS, the undersigned Borrower executed the note referred to above on June 24, 1998, and

        WHEREAS, the note, security agreement and commitment letter executed by the Borrower allow a modification of interest rate, due date or other terms without affecting the priority of The Bank of Gloucester County's lien.

        NOW, therefore, in consideration of an annual fee of $12,500.00, the above referenced note is modified as follows:

        IT IS HEREBY AGREED THAT THE ABOVE-NUMBERED NOTE SHALL BECOME DUE JULY 3, 2002. DURING THE TERMS OF THE RENEWAL PAYMENTS OF INTEREST ONLY SHALL BE DUE EACH MONTH BEGINNING JULY 1, 2000 AND SHALL BE APPLIED TO INTEREST AND THEN TO PRINCIPAL.

        IT IS HEREBY AGREED THAT, EFFECTIVE ON THE DATE OF THIS AGREEMENT, AMOUNTS BORROWED ON THIS LOAN SHALL BEAR INTEREST AT THE RATE OF 0.25% BELOW THE WALL STREET JOURNAL'S PRIME RATE.

        BORROWER AGREES THAT UNTIL ALL OBLIGATIONS HEREUNDER ARE FULLY PAID AND DISCHARGED, BORROWER WILL NOT WITHOUT PRIOR WRITTEN CONSENT OF THE BANK:

        1. Permit the consolidated debt to net worth ratio of Guarantor (K-Tron International, Inc.) to be more than 1.65 at fiscal year-end 2000 or more than 1.60 at fiscal year-end 2001 and each fiscal year thereafter.

        2. Permit the consolidated annual debt coverage ratio of Guarantor at each fiscal year-end to be less than 1.50.

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        3.      Permit the consolidated net worth of Guarantor to be less than
                $21,400,000 at fiscal year-end 2000 or less than $23,400,000 at fiscal year-end 2001 and each fiscal year thereafter, excluding any declines due to changes in foreign exchange rates subsequent to January 1, 2000.

        All terms and conditions of the original note, commitment letter and any security thereto attached is fully incorporated herein and fully ratified except as specifically modified by this modification agreement.

THE BANK OF GLOUCESTER COUNTY                             K-TRON AMERICA, INC.


By: /s/ David J. Hanrahan, Sr.                   By: /s/ Kevin C. Bowen
    ---------------------------------                ---------------------------
     David J. Hanrahan, Sr.,                          Kevin C. Bowen, President
     Vice President

                                                 By: /s/ Patricia M. Moore
                                                     ---------------------------
                                                      Patricia M. Moore,
                                                      Vice President--Finance